December 2, 1998


                     Dreyfus Premier Municipal Bond Fund
             Supplement to Prospectus Dated:  September 1, 1998

The following information supplements and should be read in conjunction with the information contained in the section of the Fund's prospectus entitled "How to Buy Shares - Class A Shares."

     Investors who held shares of Dreyfus Premier Insured Municipal Bond Fund ("DPIMBF") on November 16, 1998, the date that DPIMBF was liquidated, may purchase Class A shares of the Fund at net asset value until January 31, 1999.